UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

July ____, 2023

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of InspireMD, Inc. to be held at 10.00 a.m., Eastern Time, on September 13, 2023, at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel. Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at + 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on September 12, 2023, so that we can timely provide your name to building security.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about August 2, 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of stockholders and our 2023 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

/s/
Paul Stuka
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2023:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of InspireMD, Inc., a Delaware corporation (the “Company”, “we”, “our”, or “us”), will be held at 10:00 a.m., Eastern Time, on September 13, 2023, at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of three Class 3 directors to serve on our board of directors for a term of three years or until his or her successor is elected and qualified, for which Marvin Slosman, Thomas J. Kester and Kathryn Arnold are the nominees (the “Director Election Proposal”).

(2)	To approve the potential issuance of shares in the Private Placement Offering (as defined in the Proxy Statement), which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Private Placement Proposal”).

(3)	To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (the “Exculpation Proposal”).

(4)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Reappointment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our board of directors recommends a vote FOR the election of the director nominees named in the Director Election Proposal (Proposal 1), FOR the approval of the potential issuance of shares in the Private Placement Proposal (Proposal 2), FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation in the Exculpation Proposal (Proposal 3) and FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023, under the Auditor Reappointment Proposal (Proposal 4).

The board of directors has fixed the close of business on July 18, 2023 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at + 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on September 12, 2023, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:30 a.m., Eastern Time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about August 2, 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of stockholders and our 2022 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

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YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of The Board of Directors,

/s/
Paul Stuka
Chairman

July ____, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2023:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

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Table of Contents

ABOUT THE ANNUAL MEETING	6

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	12

REPORT OF THE AUDIT COMMITTEE	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS	18

EXECUTIVE OFFICERS	21

EXECUTIVE COMPENSATION	22

PROPOSAL 2: To approve the POTENTIAL issuance of shares in the Private Placement Offering, which would result in a “change of control” of the Company under the applicable rules of The NASDAQ.	34

PROPOSAL 3: PROPOSAL TO APPROVE AN AMENDMENT TO OUR AMENED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW	37

PROPOSAL 4: RATIFICATION OF REAPPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

OTHER BUSINESS	39

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	39

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InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on September 13, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment(s) or postponement(s) of the Annual Meeting.

The executive office of the Company is located at, and the mailing address of the Company is, 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2023:

Our Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will be requested to act upon the matters outlined in the Notice of Annual Meeting of Stockholders, consisting of the following:

(1)	Election of three Class 3 directors to serve on our board of directors for a term of three years or until his or her successor is elected and qualified, for which Marvin Slosman, Thomas J. Kester and Kathryn Arnold are the nominees (the “Director Election Proposal”).

(2)	To approve the potential issuance of shares in the Private Placement Offering (as defined below), which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Private Placement Proposal”).

(3)	To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (the “Exculpation Proposal”).

(4)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Reappointment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about August 2, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, Attn: Investor Relations, via email to craigs@inspiremd.com or by calling + 972-3-6917691 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to our Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 18, 2023 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 21,195,103 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting. However, under the applicable Nasdaq rules, stockholders who acquired their shares of common stock in the Offering are not entitled to vote such shares on the Private Placement Proposal.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of 33.3% of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” Follow the instructions from your broker, bank or other intermediary included with these proxy materials, or contact your broker, bank or other intermediary to request a proxy card. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the Notice or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal (Proposal 1), the Private Placement Proposal (Proposal 2) and the Exculpation Proposal (Proposal 3) in the absence of specific instructions from you.

With respect to the Auditor Reappointment Proposal (Proposal 4), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposal even if you do not provide your broker with instructions on that proposal.

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How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●

In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed Craig Shore, chief financial officer, and Marvin Slosman, president, chief executive officer and director, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Craig Shore, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for the director nominee or may withhold their vote as to the director nominee. With respect to the Private Placement Proposal (Proposal 2), the Exculpation Proposal (Proposal 3) and the Auditor Reappointment Proposal (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

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What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the director nominees under the Director Election Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Exculpation Proposal.

Proposal 4—FOR the Auditor Reappointment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the director nominees under the Director Election Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Exculpation Proposal.

Proposal 4—FOR the Auditor Reappointment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, by the close of business on September 12, 2023.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Proposal 1—Directors are elected by a plurality of the votes cast. With respect to the election the director nominee, you may vote “FOR” or “WITHHOLD” authority to vote for the nominee to the board of directors. “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominee.

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Proposal 2—Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. However, the 10,266,270 shares of common stock that were issued in the Private Placement Offering are not entitled to vote on this proposal. If you abstain from voting on this Proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

Proposal 3—Adoption of this proposal requires the affirmative vote of the majority of shares of our common stock outstanding as of the Record Date for the Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on this proposal, your vote will have the same effect as a vote against this Proposal. Broker non-votes will have the same effect as a vote against this Proposal..

Proposal 4—Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this Proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of directors under the Director Election Proposal (Proposal 1), the approval of the issuance of shares in the Private Placement Proposal (Proposal 2) or the ratification of the reappointment of the independent registered public accounting firm under the Auditor Reappointment Proposal (Proposal 4). Abstentions will have the effect of a vote against the approval of the amendment to our Amended and Restated Certificate of Incorporation in the Exculpation Proposal (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of directors under the Director Election Proposal (Proposal 1) and the approval of the issuance of shares in the Private Placement Proposal (Proposal 2). A broker non-vote will have the effect of a vote against the approval of the amendment to our Amended and Restated Certificate of Incorporation in the Exculpation Proposal (Proposal 3). With respect to the ratification of the reappointment of the independent registered public accounting firm (Proposal 4), we expect that there will be only minimal (if any) broker-non-votes because that proposal is considered a routine matter and a broker holding shares for a beneficial owner will therefore have discretionary authority to vote those shares for that proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management to assist in the solicitation of proxies for a fee of $8,500 plus telephone solicitation fees and reimbursement of expenses.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, intermediaries and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and shareholders may call Campaign Management at 1-855-246-4705 (North American toll free number) or 212-632-8422 (call collect outside North America) or contact them via email: info@campaign-mgmt.com.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Dr. Roubin, Ms. Arnold and Messrs. Stuka, Berman and Kester, satisfy the requirement for independence as defined under Nasdaq Listing Rule 5605(a)(2) and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq listing rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Berman, Stuka and Kester, each of whom our board has determined to be financially literate and qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Kester is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of 5 meetings during the twelve months ended December 31, 2022. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

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Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Berman and Stuka, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Berman is the chairman of our nominating and corporate governance committee. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee held 4 meetings during the twelve months ended December 31, 2022. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka and Kester and Ms. Arnold, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee held 4 meetings during the twelve months ended December 31, 2022. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

Meetings and Attendance

The board of directors held a total of 5 meetings during the twelve months ended December 31, 2022, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. None of our directors attended our 2022 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Mr. Stuka is our independent, non-executive chairman of the board of directors and Mr. Slosman is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Mr. Stuka is especially suited to serve as our chairman of the board, in light of his significant strategic and investment management experience in the U.S. healthcare industry, which provide him with a unique perspective on the best methods of growth for a life sciences company.

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Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance, cybersecurity and reporting levels.

The audit committee focuses on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Anti-hedging Policy

Our insider trading policy prohibits directors, officers and other employees from engaging in short sales, hedging transactions or monetization transactions with respect to our stock at any time.

Code of Ethics

We have adopted a code of ethics and business conduct that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is posted on our website at www.inspiremd.com. We intend to disclose future amendments to certain provisions of the code of ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of such amendment or waiver.

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Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. Our secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominee for reelection at the Annual Meeting was recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the PCAOB regarding Kesselman’s communications with the audit committee concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC.

The Audit Committee:

Michael Berman
Thomas J. Kester (Chairman)
Paul Stuka

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of July 18, 2023 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. As of July 18, 2023, we had 21,195,103 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
MW XO Health Innovations Fund, LP	26,037,498	(2)	9.99%
Entities affiliated with Orbimed	17,141,214	(3)	9.99%
Soleus Private Equity Fund III, L.P.	8,268,768	(4)	9.99%
Entities affiliated with Nantahala Capital Management, LLC	10,848,723	(5)	9.99%
Entities affiliated with Rosalind Advisors, Inc.	10,848,723	(6)	9.99%

Officers and Directors
Marvin Slosman	223,930	(7)	1.05%
Craig Shore	1,708,964	(8)	8.05%
Michael Berman	380,990	(9)	1.78%
Paul Stuka	874,730	(10)	4.06%
Thomas Kester	393,207	(11)	1.84%
Gary Roubin, M.D.	540,418	(12)	2.53%
Kathryn Arnold	187,241	(13)	*
Shane Gleason	256,450	(14)	1.21%
Andrea Tommasoli	267,062	(115)	1.26%
All directors and executive officers as a group (9 persons)	4,832,990		21.62%

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*	Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 18, 2023. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Represents (i) 1,860,405 shares of common stock issued in the Private Placement Offering, (ii) 6,818,761 shares of common stock issuable upon the exercise of pre-funded warrants issued in the Private Placement Offering, (iii) 4,339,583 shares of common stock issuable upon the exercise of Series H Warrants issued in the Private Placement Offering, (iv) 4,339,583 shares of common stock issuable upon the exercise of Series I Warrants issued in the Private Placement Offering, (v) 4,339,583 shares of common stock issuable upon the exercise of Series J Warrants issued in the Private Placement Offering, and (vi) 4,339,583 shares of common stock issuable upon the exercise of Series K Warrants issued in the Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. Marshall Wace, LLC, as general partner of Marshall Wace North America, LP, is the investment manager of MW XO Health Innovations Fund, LP. No individual has ultimate beneficial ownership of the shares owned by MW XO Health Innovations Fund, LP. The address of the stockholder is 350 Park Ave, New York, NY 10022.

(3)	Represents (i) 1,638,304 shares of common stock issued in the Private Placement Offering issued to OrbiMed Private Investments IX, LP, or OPI IX, (ii) 3,393,310 shares of common stock issuable upon the exercise of pre-funded warrants issued to OPI IX in the Private Placement Offering, (iii) 2,515,807 shares of common stock issuable upon the exercise of Series H Warrants issued to OPI IX in the Private Placement Offering, (iv) 2,515,807 shares of common stock issuable upon the exercise of Series I Warrants issued to OPI IX in the Private Placement Offering, (v) 2,515,807 shares of common stock issuable upon the exercise of Series J Warrants issued to OPI IX in the Private Placement Offering, (vi) 2,515,807 shares of common stock issuable upon the exercise of Series K Warrants issued to OPI IX in the Private Placement Offering, (vii) 222,101 shares of common stock issued in the Private Placement Offering issued to OrbiMed Genesis Master Fund, L.P., or Genesis Master Fund, (viii) 460,023 shares of common stock issuable upon the exercise of pre-funded warrants issued to Genesis Master Fund in the Private Placement Offering, (ix) 341,062 shares of common stock issuable upon the exercise of Series H Warrants issued to Genesis Master Fund in the Private Placement Offering, (x) 341,062 shares of common stock issuable upon the exercise of Series I Warrants issued to Genesis Master Fund in the Private Placement Offering, (xi) 341,062 shares of common stock issuable upon the exercise of Series J Warrants issued to Genesis Master Fund in the Private Placement Offering, and (xii) 341,062 shares of common stock issuable upon the exercise of Series K Warrants issued to Genesis Master Fund in the Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. OrbiMed Capital GP IX LLC, or GP IX, is the general partner of OPI IX and OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP IX. By virtue of such relationships, GP IX and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI IX and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Genesis GP LLC, or Genesis GP, is the general partner of Genesis Master Fund and OrbiMed Advisors is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis Master Fund and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OPI IX and Genesis Master Fund. The business address of the entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(4)	Represents (i) 1,378,128 shares of common stock issued in the Private Placement Offering, (ii) 1,378,128 shares of common stock issuable upon the exercise of pre-funded warrants issued in the Private Placement Offering, (iii) 1,378,128 shares of common stock issuable upon the exercise of Series H Warrants issued in the Private Placement Offering, (iv) 1,378,128 shares of common stock issuable upon the exercise of Series I Warrants issued in the Private Placement Offering, (v) 1,378,128 shares of common stock issuable upon the exercise of Series J Warrants issued in the Private Placement Offering, and (vi) 1,378,128 shares of common stock issuable upon the exercise of Series K Warrants issued in the Private Placement Offering. The exercise of the foregoing warrants is subject to a 9.99% blocker. Soleus Private Equity GP III, LLC is the sole general partner of the stockholder. Soleus PE GP III, LLC is the sole manager of Soleus Private Equity GP III, LLC. Mr. Guy Levy is the sole managing member of Soleus PE GP III, LLC. Each of Mr. Guy Levy, Soleus PE GP III, LLC and Soleus Private Equity GP III, LLC disclaims beneficial ownership of the securities held by the stockholder, except to the extent of their respective pecuniary interests therein. The address of the stockholder is 104 Field Point Road, Second Floor, Greenwich, CT 06830.

(5)

Represents (i) 1,860,405 shares of common stock issued in the Private Placement Offering, (ii) 1,755,836 shares of common stock issuable upon the exercise of pre-funded warrants issued in the Private Placement Offering, (iii) 1,808,121 shares of common stock issuable upon the exercise of Series H Warrants issued in the Private Placement Offering, (iv) 1,808,120 shares of common stock issuable upon the exercise of Series I Warrants issued in the Private Placement Offering, (v) 1,808,121 shares of common stock issuable upon the exercise of Series J Warrants issued in the Private Placement Offering, and (vi) 1,808,120 shares of common stock issuable upon the exercise of Series K Warrants issued in the Private Placement Offering held by the following stockholders affiliated with Nantahala Capital Management, LLC: Nantahala Capital Partners Limited Partnership, Nantahala Capital Partners II Limited Partnership, NCP RFM LP, Blackwell Partners LLC - Series A and Pinehurst Partners, L.P. The exercise of the foregoing warrants is subject to a 9.99% blocker. The above shall not be deemed to be an admission by any stockholder that it is itself a beneficial owner of any these securities for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or any other purpose. Nantahala Capital Management, LLC, a Registered Investment Adviser, has the power to vote and/or direct the disposition of the securities held by the stockholder, either as a General Partner, Investment Manager, or Sub-Advisor, and may be deemed the beneficial owner of the shares of common stock held by such stockholder. Further, these stockholders may exercise certain rights to acquire shares of common stock disclosed above only if such acquisition would not cause the total number of shares of common stock beneficially owned by it and its affiliates to exceed 9.99% of the shares of common stock then outstanding. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the stockholder. The address of Nantahala Capital Partners Limited Partnership is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of Nantahala Capital Partners II Limited Partnership is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of Blackwell Partners LLC - Series A is 280 South Mangum Street, Suite 210 Durham, NC 27701. The address of Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801.

(6)	Represents (i) 1,575,531 shares of common stock issued to Rosalind Master Fund L.P. in the Private Placement Offering, (ii) 1,488,710 shares of common stock issuable upon the exercise of pre-funded warrants issued to Rosalind Master Fund L.P. in the Private Placement Offering, (iii) 1,532,121 shares of common stock issuable upon the exercise of Series H Warrants issued to Rosalind Master Fund L.P. in the Private Placement Offering, (iv) 1,532,120 shares of common stock issuable upon the exercise of Series I Warrants issued to Rosalind Master Fund L.P. in the Private Placement Offering, (v) 1,532,121 shares of common stock issuable upon the exercise of Series J Warrants issued to Rosalind Master Fund L.P. in the Private Placement Offering, (vi) 1,532,120 shares of common stock issuable upon the exercise of Series K Warrants issued to Rosalind Master Fund L.P. in the Private Placement Offering, (vii) 284,874 shares of common stock issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering, (viii) 267,126 shares of common stock issuable upon the exercise of pre-funded warrants issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering, (ix) 276,000 shares of common stock issuable upon the exercise of Series H Warrants issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering, (x) 276,000 shares of common stock issuable upon the exercise of Series I Warrants issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering, (xi) 276,000 shares of common stock issuable upon the exercise of Series J Warrants issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering, and (xii) 276,000 shares of common stock issuable upon the exercise of Series K Warrants issued to Rosalind Opportunities Fund I L.P. in the Private Placement Offering. The exercise of the foregoing warrants is subject to a 4.99% blocker, except that the exercise of the pre-funded warrants mentioned in (ii) above is subject to a 9.99% blocker. Rosalind Advisors, Inc., or the Advisor, is the investment advisor to Rosalind Master Fund L.P., or RMF, and may be deemed to be the beneficial owner of shares held by RMF. Steven Salamon is the portfolio manager of the Advisor and may be deemed to be the beneficial owner of shares held by RMF. Notwithstanding the foregoing, the Advisor and Mr. Salamon disclaim beneficial ownership of the shares. The address of the stockholder is c/o TDWaterhouse, 77 Bloor St W, 3rd Floor, Toronto, Ontario M5S 1M2. The address of the stockholder is c/o TDWaterhouse, 77 Bloor St W, 3rd Floor, Toronto, Ontario M5S 1M2.

(7)	Consists of (i) 6,392 shares of common stock, (ii) 12,159 Restricted Stock Units granted outside the plan that are currently exercisable or exercisable within 60 days of July 18, 2023, (iii) 78,352 Restricted Stock Units granted under the InspireMD, Inc. Long-Term Incentive Plan (the “2013 Equity Incentive Plan”), (iv) 48,856 Restricted Stock Units granted under the InspireMD Inc. 2021 Equity Compensation Plan (the “2021 Equity Incentive Plan”), (v) 73,123 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023, and (vi) 5,048 shares of common stock exercisable upon exercise of warrants that are currently exercisable.

(8)	Consists of (i) 69,987 shares of common stock, (ii) 27,640 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023, , (iii) 571,232 shares of restricted stock granted under the 2021 Equity Incentive Plan, (v) 46,320 shares of restricted stock granted to employees under the Israeli Appendix of the 2013 Long-Term Incentive Plan held in trust, and with respect to which Mr. Shore was granted a proxy with the right to vote such shares at his discretion and (vi) 993,785 shares of restricted stock granted to employees under Section 5 of the 2021 Plan held in trust, and with respect to which Mr. Shore was granted a proxy with the right to vote such shares at his discretion.

(9)	Consists of (i) 127,875 shares of common stock, (ii) 247,682 shares of common stock exercisable upon exercise of warrants that are currently exercisable, and (iii) 5,433 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023. Excludes 10,710 shares of restricted stock granted under the Israeli Appendix of InspireMD, Inc. 2013 Long-Term Incentive Plan and 180,034 shares of restricted stock granted under the 2021 Equity Incentive Plan held in trust, with respect to which the trustee has a proxy with the right to vote such shares at his discretion.

(10)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of (A) 248,534 shares of common stock (B) personally holding (i) 8,213 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023, (ii) 243,066 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 199,917 shares of common stock, and (vi) 350,000 shares of common stock upon exercise of warrants that are currently exercisable.

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(11)	Consists of (i) 100,488 shares of common stock, (ii) 160,759 shares of restricted stock granted under the 2021 Equity Incentive Plan, (iii) 126,530 shares of common stock issuable upon exercise of warrants that are currently exercisable, and (v) 5,430 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023.

(12)	Consists of (i) 220,181 shares of common stock, (ii) 5,310 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, (ii) 160,759 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iii) 145,378 shares of common stock issuable upon exercise of warrants that are currently exercisable and (iv 8,790 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023.

(13)	Consists of (i) 18,712 shares of common stock, (ii) 3,512 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, (iii) 160,759 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iv 4,258 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023.

(14)	Consists of 256,450 shares of restricted stock granted under the 2021 Equity Incentive Plan.

(15)	Consists of (i) 31,825 shares of common stock, (ii) 6,034 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, (iii) 218,593 shares of restricted stock granted under the 2021 Equity Incentive Plan, and (iv) 10,609 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of July 18, 2023.

PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS

The board of directors currently consists of six members and is classified into three classes of nearly equal size. The members of each class are elected in different years, so that only one-third of the board is elected in each year. As indicated below, we currently have two directors in Class 1 (with a term of office expiring in 2024), one director in Class 2 (with a term of office expiring in 2025), and three directors in Class 3 (with a term of office expiring this year).

This year, the board of directors has nominated Marvin Slosman, Thomas J. Kester and Kathryn Arnold, for re-election as a Class 3 director to serve for a term of office to expire at the Annual Meeting of Stockholders in 2026 and to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than three persons.

Assuming the presence of a quorum, the three director nominees receiving the most votes cast in the election of directors will be elected as Class 3 directors. Should the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the board of directors may nominate or designate. The director nominees have expressed his or her intention to serve the entire term for which election is sought.

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Directors and Nominees

The following table and text set forth the name, age and positions of the director nominee (who are Class 3 directors) and each additional director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Paul Stuka	68	Class 1	Chairman of the Board of Directors	2024 Annual Meeting

Gary Roubin	75	Class 1	Director	2024 Annual Meeting

Michael Berman	65	Class 2	Director	2025 Annual Meeting

Marvin Slosman	59	Class 3	President, Chief Executive Officer and Director	2023 Annual Meeting

Thomas J. Kester	76	Class 3	Director	2023 Annual Meeting

Kathryn Arnold	51	Class 3	Director	2023 Annual Meeting

Biographies

Biography of Class 3 Director Nominees Subject to Re-election at the Annual Meeting

Marvin Slosman has served as our president, chief executive officer and director since January 1, 2020. Mr. Slosman has served as chief operating officer for MEDCURA Inc. from May 2019 to December 2019. From September 2017 to September 2019, Mr. Slosman served as a Business Consultant, overseeing international commercial strategy and market development, at Integra Life Sciences, a leading innovator in orthopedic extremity surgery, neurosurgery, and reconstructive and general surgery. From 2010 to 2014 Mr. Slosman served as President of Itamar Medical, Inc., a medical technology company focused on cardiovascular and sleep diagnostics. Mr. Slosman also served as chief executive officer of Ovalum Vascular Ltd. from 2008 to 2010. Mr. Slosman’s qualifications to serve on the board of directors of the Company include his significant experience in senior management positions of leading medical device companies.

Mr. Slosman is a party to an agreement related to his service as president, chief executive officer and director described under “Executive Compensation – Agreements with Executive Officers.”

Thomas J. Kester has served as a director since September 6, 2016. Mr. Kester has been serving as the chief financial officer of Kester Search Group, LLC Inc., a private executive search firm specializing in sales force placement for medical, dental and diagnostic device companies, since October 2014. From 2004 to 2010, Mr. Kester served as a director of Orthofix International, NV (NASDAQ: OFIX), a global medical device company. From 2004 till 2019 Mr. Kester served as a director of Conestee Foundation Inc, a not for profit organization that developed a 400 acre Nature Preserve in the center of Greenville County, SC . Mr. Kester has served (i) since 2003 as a director of Upstate forever, a not for profit in Greenville, SC focused on protecting special places in the 10 county upstate region of South Carolina and promoting sustainable development, (ii) since 2021 as a director of South Carolina Environmental Law Project, a not for profit law firm representing clients on environmental issues. Mr. Kester’s experience includes 28 years from 1974 until 2002 at KPMG LLP, including 18 years as an audit partner, advising public and private companies in connection with annual audit and financings. Mr. Kester’s qualifications to serve on the board include his significant strategic and business insight from his years of experience auditing global companies and serving on the boards of several public and not-for-profit organizations. Mr. Kester received his B.S. in mechanical engineering from Cornell University and an M.B.A. from Harvard University.

Kathryn Arnold has served as our director since May 10, 2021. Ms. Arnold is the Founder and CEO of SPRIG Consulting, a strategic marketing consulting firm with over a decade of success in the medical space. Prior to founding SPRIG, Ms. Arnold held sales and marketing management roles with Guidant Corporation (acquired by Abbott Laboratories and Boston Scientific) and Kensey Nash Corporation (acquired by Spectranetics Corporation / Royal Philips). Additionally, Ms. Arnold is an adjunct faculty member at the Kellogg School of Management at Northwestern University where she teaches a course specific to medical product commercialization and financing. Ms. Arnold received a bachelor of arts in environmental science from the University of Vermont and a master’s degree from the Kellogg School of Management at Northwestern University.

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Biographies of Other Directors

Paul Stuka has served as a director since August 8, 2011 and has served as our chairman since June 2, 2017. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 35 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the United States for the five-year period ending December 31, 1985. From 2013 to 2022 Mr. Stuka served as a director of Caliber Imaging & Diagnostics, Inc. (formerly Lucid, Inc.). Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

Gary Roubin, M.D. has served as a director since October 13, 2020. Dr. Roubin cofounded Essential Medical Inc. in 2010, which has had success in bringing a large bore vascular closure device to world markets and was recently acquired by Teleflex Inc. From 2002 to 2003, Dr. Roubin served as Chief Medical Officer of the Medicines Company during the release of its Angiomax product. From 2003 to 2012, Dr. Roubin served as Department Chairman and Chief of Service of the Lenox Hill Hospital Cardiac and Vascular program in New York. From 1989 to 1997, he served as Chief of Interventional Cardiology at the University of Alabama at Birmingham, to which he joined in 1989 as Professor of Medicine and Radiology and Director of the Cardiac Catheterization Laboratories and Interventional Cardiology Section at the University Hospital. In 2001, Dr. Roubin played a pivotal role in the success of Mednova Inc., which was acquired by Abbott Vascular, resulting in the introduction and marketing in the U.S. of the top selling carotid embolic protection system (NAV6) and stent system (XACT). In 1987, he developed and placed the world’s first balloon expandable coronary stent. In 1984, Dr. Roubin joined Andreas Gruentzig at Emory University to continue his post-doctoral research. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent. Dr. Roubin received his M.D. from the University of Queensland medical school and his Ph.D. from Sydney University. Dr. Roubin is qualified to serve on the board given that he is an internationally renowned interventional cardiologist recognized for his pioneering work in carotid stenting and embolic and protection devices. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent.

Michael Berman has served as our director since February 7, 2013. Mr. Berman is a medical device entrepreneur who has worked with high-potential development and early-stage commercial companies since 2014. From 2005 to 2012, Mr. Berman was a co-founder and the chairman of BridgePoint Medical, Inc., which developed technology to treat coronary and peripheral vascular chronic total occlusions and which was sold to Boston Scientific. Mr. Berman was also a member of the board of Lutonix, Inc. from 2007 until 2011, when the company was sold to C.R. Bard, Inc. From 2011 to 2018, Mr. Berman served as a co-founder and director of Rebiotix Inc., a company developing an innovative treatment for C Diff colitis. Rebiotix was sold to Ferring Pharmaceuticals in 2018. From 2014 till 2018 Mr. Berman served as a director of Mazor Robotics, a company pioneering Spinal Robotic Surgery. Mazor was sold to Medtronic in 2018. Mr. Berman has served (i) since 2011 as an advisor to, and since 2012 as a director of, Cardiosonic, Inc., a company developing a system for hypertension reduction via renal denervation, (ii) since 2005 as a director of PharmaCentra, LLC, which creates customizable marketing programs that help pharmaceutical companies communicate with physicians and patients, (iii) since 2018 as a Director of STMedical, a medical device company that has developed a temporary stent for the treatment of chronic sinusitis, (iv) since 2019 as a director of CardiacSense Inc, a medical device company that has developed a smart watch vital sign monitor, (v) since 2017 as a Director of Owlytics Healthcare, (vi) since 2013 as a Director of ClearCut Inc., a medical device company that has developed an MRI system for tumor margin assessment, (vii) since 2013 as a director of PulmOne Ltd., a medical device company developing an innovative Pulmonary Function Testing system, (viii) since 2019 as a director of QArt, a medical device company, (ix) since 2014 as a venture partner at RiverVest Ventures. (x) since 2017 as a Director of Truleaf Medical and (xi) since 2022 as a Director of Kedma Solar Ltd. Mr. Berman brings to the board his extensive executive and entrepreneurial experiences in the field of medical devices and vascular intervention, which should assist in strengthening and advancing our strategic focus.

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Board Diversity Matrix

The table below provides certain information regarding the diversity of our board of directors as of the date of this annual report.

Board Diversity Matrix (As of July 18, 2023)

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	#	#
Part II: Demographic Background
African American or Black	#	#	#	#
Alaskan Native or Native American	#	#	#	#
Asian	#	#	#	#
Hispanic or Latinx	#	#	#	#
Native Hawaiian or Pacific Islander	#	#	#	#
White	1	5	#	#
Two or More Races or Ethnicities	#	#	#	#
LGBTQ+	0
Did Not Disclose Demographic Background

Family Relationships

There are no family relationships amongst our directors and executive officers.

Vote Required

The Class 3 directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the Annual Meeting. The three director nominees who receive the most votes cast in the election of directors will be elected as Class 3 directors.

Board Recommendation

The board of directors recommends a vote FOR the Class 3 director nominees under the Director Election Proposal.

EXECUTIVE OFFICERS

In addition to Marvin Slosman, whose information is set forth above under the caption “Proposal 1: Election of Class 3 Director – Directors and Nominee” and “– Biographies,” below is certain information with respect to our other executive officers.

Name	Age	Position(s)
Craig Shore	62	Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer
Andrea Tommasoli	51	Chief Operating Officer
Shane Gleason	49	General Manager of North America and VP of Global Marketing

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

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Craig Shore has served as our chief financial officer, secretary and treasurer since March 31, 2011 and as our chief administrative officer since May 3, 2013. In addition, from November 10, 2010 through March 31, 2011, Mr. Shore served as InspireMD Ltd.’s vice president of business development. Mr. Shore has vast experience in financial management in the United States, Europe and Israel for companies such as Pfizer Pharmaceuticals, Bristol Myers Squibb and General Electric. His experience includes raising capital both in the private and public markets. Mr. Shore graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University.

Mr. Shore is a party to an agreement related to his service as chief financial officer described under “Executive Compensation – Agreements with Executive Officers.”

Andrea Tommasoli has served as our Chief Operating Officer since March 19, 2023. Prior to Mr. Tommasoli’s appointment as Chief Operating Officer, he served as our Senior Vice President of Global Sales and Marketing since November 2020 bringing over two decades of life sciences industry experience to the Company. Prior to joining the Company, Mr. Tommasoli held commercial leadership positions at Integra LifeSciences, a medical device manufacturing company that manufactures products for skin regeneration, neurosurgery, reconstructive and general surgery, from 2011 to 2020, serving as the Senior Director of Indirect Markets from January 2017 to October 2020, as Director of Sales for Specialty Surgical Solutions Europe from June 2014 to December 2016 and as Director of Sales for Neurosurgery EMEA from July 2011 to June 2014. Prior to joining Integra, Mr. Tommasoli was a Managing Partner at Alticare, an independent company focusing on start-ups and growth companies in the medtech business from 2009 to 2011 and was the Director of St. Jude Medical Neuromodulation division in France from 2007 to 2009. Mr. Tommasoli has vast experience in commercializing innovative medical technology solutions that improve and advance standard of care. Mr. Tommasoli received his B.A. in nuclear engineering from Bologna University, Italy and his M.B.A. from HEC Paris, France.

Mr. Tommasoli is a party to an agreement related to his service as chief financial officer described under “Executive Compensation – Agreements with Executive Officers.”

Shane Gleason has served as our general manager of North America and vice president of global marketing since March 1, 2023. Prior to joining us, Mr. Gleason served as served as vice president of sales, vascular interventions at Surmodics from 2021. Before that, from 2019 to 2021, he served as senior director, US marketing at Edwards Life Sciences (NYSE: EW), a developer of artificial heart valve and hemodynamic monitoring technologies, and, before that, from 2017 to 2019 as, chief commercial officer at Nuvaira, Inc., a privately held developer of COPD therapies that preserve patient lung health. Earlier in his career, Mr. Gleason held sales and marketing leadership roles at Cordis, a Cardinal Health company (NYSE: CAH) from 2015 to 2016, Trivascular Technologies (part of Endologix) from 2012 to 2015, and Abbott Vascular (NYSE: ABT) from 2007 to 2010, where he launched the second FDA approved carotid stent system. Mr. Gleason received a Bachelor of Science, Engineering Science and Mechanics from Virginia Polytechnic Institute and State University and a Master of Business Administration from the University of Maryland Smith School of Business.

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. During the review of named executive officer compensation for 2022, the compensation committee did not retain the services of any compensation consultants.

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. In 2022, we designed our executive compensation program to achieve the following objectives:

●	provide a competitive compensation package that enables us to attract and retain superior management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

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●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

Summary Compensation Table

The table below sets forth the compensation earned by our named executive officers for the twelve-month period ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Marvin Slosman	2022	432,500	(3)	233,550	(4)	-	-	30,759	(5)	696,809
President and Chief Executive Officer	2021	410,000	(2)	169,125	(4)	603,856	428,803	24,360	(5)	1,636,144

Craig Shore	2022	319,524	(6)	164,698	(4)(6)	-	-	141,013	(7)	625,234
Chief Financial Officer, Secretary and Treasurer	2021	319,569	(6)	164,257	(4)(6)	300,669	130,499	141,867	(7)	1,056,861

Andrea Tommasoli (8)	2022	226,837	(9)(10)	71,193	(4)(10)(11)	-	-	61,239	(12)	359,269
Chief Operating Officer	2021	242,515		46,572	(4)(10)(11)	244,192	72,872	62,337	(12)	668,488

(1)	For awards of stock, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date.

(2)	Effective as of July 1, 2021, Mr. Slosman’s annual base salary was increased to $420,000.

(3)	Effective as of July 1, 2022, Mr. Slosman’s annual base salary was increased to $445,000.

(4)	Cash bonus awards for the 2021 calendar year were approved by the compensation committee in January 2022. Cash bonus awards for the 2022 calendar year were approved by the compensation committee in January 2023.

(5)	Mr. Slosman’s other compensation for the twelve months ended December 31, 2022 and 2021 consisted of benefits related to health insurance.

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(6)	Effective as of January 1, 2022, Mr. Shore’s annualized base salary was increased to NIS 1,073,280. Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 3.519 NIS per dollar which was the exchange rate as of December 31, 2022. The average exchange rate for the twelve month period ended December 31, 2022 and 2021 were 3.359 NIS per dollar and 3.229 NIS per dollar, respectively.

(7)	Mr. Shore’s other compensation consisted solely of benefits in the twelve months ended December 31, 2022 and 2021. In each of the periods reported, Mr. Shore’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car or car allowance, cell phone and a daily food allowance.

(8)	Mr. Tommasoli was appointed Chief Operating Officer in March 2023. Amounts presented are during Mr. Tommasoli’s tenure as Senior Vice President of Global Sales and Marketing.

(9)	Effective as of January 1, 2022, Mr. Tommasoli’ s annualized base salary was increased to Euro 215,256.

(10)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 1.073 Euro per dollar which was the exchange rate as of December 31, 2022. The average exchange rate for the twelve-month period ended December 31, 2022 and 2021 were 1.054 Euro per dollar and 1.183 Euro per dollar, respectively.

(11)	Amount consists of a cash bonus of $14,546 and sales commissions of $56,647 with respect to 2022 and a cash bonus of $21,599 and sales commissions of $24,973 with respect to 2021.

(12)	Mr. Tommasoli’s other compensation consisted solely of benefits in the twelve months ended December 31, 2022 and 2021. In each of the periods reported, Mr. Tommasoli’ s benefits included our contributions to car allowance, retirement benefits, health insurance, provident fund and other insurances typical in France (excluding social security charges for illness, family allowance and retirement).

Agreements with Executive Officers

Marvin Slosman

On December 9, 2019, we entered into an Employment Agreement with Marvin Slosman, which was subsequently amended on December 31, 2019, November 8, 2021 and January 5, 2023 (as amended, the “Slosman Employment Agreement”), pursuant to which Mr. Slosman was appointed as our new chief executive officer and president. Mr. Slosman’s term of employment commenced on January 1, 2020, was to remain in effect for three years (the “Initial Employment Term”), unless earlier terminated, and was to be automatically renewed for successive one-year terms after the Initial Employment Term. We subsequently amended Mr. Shore’s employment agreement to remove that certain definitive term of his employment such that his employment agreement shall expire if and when terminated by either party pursuant to the terms thereof. Mr. Slosman was also appointed as a Class 3 director, effective January 1, 2020, with a term expiring on the 2020 annual meeting of our stockholders.

As consideration for his services as chief executive officer, Mr. Slosman will be entitled to receive (i) an annual base salary, which as of July 1, 2022 was increased to $445,000, less applicable payroll deductions and tax (“Base Salary”), which will be reviewed by the Board on an annual basis for increase; (ii) reimbursement of up to $50,000 for any reasonable and customary, documented out-of-pocket relocation expenses actually incurred by Mr. Slosman in 2019 or 2020 calendar years, in connection with his relocation to Europe; (iii) annual performance bonuses in an amount up to 60% percent of the Base Salary, as may be in effect from time to time, for each calendar year during his employment with us based on the extent to which performance criteria/financial results for the applicable year have been met; and (iv) equity awards as of the date of the Slosman Employment Agreement that represent, in the aggregate, 5% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant (the “Equity Awards”), with 75% of the Equity Awards being granted as restricted stock units and with the remaining 25% of the Equity Awards being granted as stock options, all of which Equity Awards shall be outside of the 2013 Long-Term Incentive Plan and subject to terms and conditions of the award agreements entered by Mr. Slosman. In addition, on or before December 31, 2020, Mr. Slosman shall become eligible to receive an additional grant of equity awards under the 2013 Long-Term Incentive Plan and the applicable award agreements up to 5% (including the Equity Awards) of the Company’s actual outstanding shares of Common Stock on the date of grant, provided that the actual amount of the grant shall be based on the achievement of certain performance/financial criteria as established by the Board after consultation with Mr. Slosman, in its reasonable discretion.

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In January 2022, the Compensation Committee approved a reimbursement of up to $50,000 for any reasonable and customary, documented out-of-pocket relocation expenses actually incurred by Mr. Slosman in the 2022 calendar years, in connection with his relocation to Europe, as well as $62,500 in expenses on an annual basis for expenses relating to commuting expenses, health coverage and corporate and visa status costs.

In the event Mr. Slosman voluntarily resigns without good reason, we may, in our sole discretion, shorten the notice period and determine the date of termination without any obligation to pay Mr. Slosman any additional compensation other than the accrued obligations and without triggering a termination of Mr. Slosman’s employment without cause. In the event we terminate Mr. Slosman’s employment for cause or Mr. Slosman voluntarily resigns without good reason, we shall have no further liability or obligation to Mr. Slosman under the Slosman Employment Agreement. Notwithstanding the foregoing, in the event that this the Slosman Employment Agreement terminates, we shall, subject to the execution and timely return by Mr. Slosman of a release of claims, pay Mr. Slosman cash payments totalling $100,000 in the aggregate, payable in equal instalments on our regular pay dates that occur during the period commencing on 60th day following his employment termination date and ending on the last day of the Restricted Period (as defined below); provided, however, that if, at any time within the period commencing on the date that is 3 months prior to the termination of his employment agreement , we and a third party execute a definitive, written, and binding agreement (a “Sale Agreement”) to enter into certain transactions described therein that, if consummated, would constitute a change in control in us, then Mr. Slosman’s termination shall be deemed a termination by us without cause or for good reason, as of the date such Sale Agreement is executed, provided further that any amounts payable to Mr. Slosman pursuant to such termination shall be reduced by any amounts previously paid to him upon expiration of the Slosman Employment Agreement, termination by us for cause or voluntary resignation by Mr. Slosman without good reason.

If Mr. Slosman’s employment is terminated (i) by us without cause or (ii) by Mr. Slosman for good reason, then we must pay Mr. Slosman, (a) a severance pay in an amount equal to twelve months of his then-current base salary, (b) his entire performance bonus for any calendar year for which Mr. Slosman has already worked the entire year but the bonus has yet to be paid, (c) a pro-rated performance bonus in an amount equal to the target annual performance bonus to which Mr. Slosman may have been entitled for the year in which the termination occurs that he would have received had his employment not been terminated during such year. In addition, 50% of all unvested stock options, shares of restricted stock, restricted stock units, stock appreciation rights, or similar stock-based rights granted to Mr. Slosman shall vest and, if applicable, be immediately exercisable and any risk of forfeiture included in such restricted or other stock grants previously made to Mr. Slosman shall immediately lapse, and Mr. Slosman may exercise any outstanding stock options or stock appreciation rights until the earlier of (x) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of Mr. Slosman’s termination of employment; and (y) the date that is two years following his employment termination date.

Craig Shore

We have been a party to an employment agreement with Craig Shore since November 28, 2010. On May 5, 2014, we entered into an amended and restated employment agreement with Mr. Shore, which was amended on January 5, 2015, July 25, 2016, March 25, 2019, August 14, 2020, November 4, 2021, January 17, 2022 and January 15, 2023 (as amended, the “Shore Employment Agreement”). The Shore Employment Agreement had an initial term that originally was to end on December 31, 2020, and was to automatically renew for additional one-year periods on January 1st thereafter unless either party gave the other party written notice of its election not to extend such employment at least six months prior to the next January 1st renewal date. We subsequently amended the Shore Employment Agreement to remove that certain definitive term of his employment such that his employment agreement shall expire if and when terminated by either party pursuant to the terms thereof.

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Under the terms of the Shore Employment Agreement, Mr. Shore is entitled to an annual base salary, which as of January 1, 2023 was increased to no less than NIS 93,912 per month (NIS 1,126,944 on an annualized basis). Such amount may be reduced only as part of an overall cost reduction program that affects all of our senior executives and does not disproportionately affect Mr. Shore, so long as such reduction does not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by our chief executive officer for increase (but not decrease, except as permitted as part of an overall cost reduction program) as part of our annual compensation review. Mr. Shore is also eligible to receive an annual bonus in an amount equal to 60% of his then-annual salary upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Shore. Mr. Shore is eligible to receive the percentage of his annual bonus corresponding to the percentage of his achievement of such target objectives and performance goals. The annual bonus will be reviewed annually by our chief executive officer for increase in the amount of the percentage of his then-base salary (but not decrease), as well as the criteria and the goals, as part of our annual compensation review. In addition, Mr. Shore is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. Mr. Shore will also be considered for grants of equity awards each year as part of the board’s annual compensation review, which will be made at the sole discretion of the board of directors. Each grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of our common stock as of the date of grant, and will be subject to a three-year vesting period subject to Mr. Shore’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

If Mr. Shore’s employment is terminated upon his death or disability, by us without cause (as such term is defined in the Shore Employment Agreement), or upon his resignation for “good reason” (as such term is defined in the Shore Employment Agreement), Mr. Shore will be entitled to receive, in addition to any amounts he is entitled to receive under the manager’s insurance policy: (i) any unpaid base salary and accrued unpaid vacation or earned incentive compensation and the pro rata amount of any bonus plan incentive compensation for the fiscal year of such termination (based on the number of business days he was actually employed by us during the fiscal year of such termination and based on the percentage of the goals that he actually achieved under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 100% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of us, our subsidiaries and our officers, directors and related parties and agents, in a form reasonably acceptable to us at the time of such termination; (iii) vesting of all unvested stock options, stock appreciation rights or similar stock-based rights granted to him and immediate lapse of any risk of forfeiture included in restricted or other stock grants previously made to Mr. Shore; (iv) an extension of the exercise period of all vested stock options granted to Mr. Shore until the earlier of (a) two years from the date of termination or (b) the latest date that each stock option would otherwise expire by its original terms; (v) to the fullest extent permitted by our then-current benefit plans, continuation of health, dental, vision and life insurance coverage for the lesser of 12 months after termination or until Mr. Shore obtains coverage from a new employer; and (vi) reimbursement of up to $30,000 for executive outplacement services, subject to certain restrictions. The severance payment described in (ii) of the foregoing sentence upon Mr. Shore’s death or disability will be reduced by any payments received by Mr. Shore pursuant to any of our employee welfare benefit plans providing for payments in the event of death or disability. If the Shore Employment Agreement is terminated by us for cause or by Mr. Shore voluntarily, Mr. Shore will only be entitled to unpaid amounts owed to him (e.g., base salary, accrued vacation and earned incentive compensation through the date of such termination) and whatever rights, if any, are available to him pursuant to our stock-based compensation plan or any award documents related to any stock-based compensation.

Mr. Shore may terminate his employment for good reason by delivering a notice of termination to us 30 days in advance of the date of termination; provided, however, that Mr. Shore agreed to not terminate his employment for good reason until he has given us at least 30 days’ notice from which to cure the circumstances set forth in the notice of termination constituting good reason, and if such circumstances are not cured by the 30th day, Mr. Shore’s employment shall terminate on such date.

Pursuant to terms contained in Mr. Shore’s stock option and restricted stock award agreements, in the event of a change of control of our company, the stock options and restricted stock granted to Mr. Shore that were unvested will vest immediately upon such change of control, in the case of stock options, if such stock options are not assumed or substituted by the surviving company.

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If we terminate Mr. Shore’s employment without cause, Mr. Shore will be entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore has been employed with us. In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund. The total amount accumulated in Mr. Shore’s severance payment fund as of December 31, 2022 was $254,000, as adjusted for conversion from New Israeli Shekels to U.S. Dollars. However, if Mr. Shore’s employment is terminated without cause, on account of a disability or upon his death, as of December 31, 2022, Mr. Shore would have been entitled to receive $308,000 in severance under Israeli law, thereby requiring us to pay Mr. Shore $54,000, in addition to releasing the $254,000 in Mr. Shore’s severance payment fund. On the other hand, pursuant to the Shore Employment Agreement, Mr. Shore is entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation. In addition, Mr. Shore would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

We are entitled to terminate Mr. Shore’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Shore.

Also, upon termination of Mr. Shore’s employment for any reason, we will compensate him for all unused or previously uncompensated vacation days accrued.

The employment agreement also contains certain standard noncompetition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Shore.

Mr. Shore is also entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to our manager’s insurance policy and education fund, which are customary benefits provided to executive employees in Israel. A management insurance policy is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability pension payments. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for advanced educational training and other permitted purposes, as set forth in the by-laws of the education fund. We will make periodic contributions to these insurance and social benefits plans based on certain percentages of Mr. Shore’s base salary, including (i) 7.5% to the education fund and (ii) 15.83% to the manager’s insurance policy, of which 8.33% will be allocated to severance pay, 5.5% to pension fund payments and up to 2.5% to disability pension payments. Upon the termination of Mr. Shore’s employment for any reason other than for cause, Mr. Shore will be entitled to receive the total amount contributed to and accumulated in his manager insurance policy fund.

Andrea Tommasoli

We have been a party to an employment agreement with Mr. Andrea Tommasoli since November 2, 2020 (the “Tommasoli Agreement”). Mr. Tommasoli served as the Company’s Senior Vice President of Global Sales and Marketing since November 2020 until his promotion to Chief Operating Officer, effective as of March 19, 2023. Following his promotion Mr. Tommasoli receives an annual base salary of 240,000 Euros (approximately $260,000) and is entitled to a yearly gross bonus of 35% of his base salary, which will be based on the Board’s assessment of Mr. Tommasoli’s individual performance and the overall performance of the Company. Mr. Tommasoli’s remuneration is subject to deduction of the employee’s share of social contributions, and CSG and CRDS. The Tommasoli Agreement was entered into for an indefinite period, and it may be terminated at any time by either the Company or Mr. Tommasoli with a six months’ notice period; however, no notice period applies in case of serious or gross misconduct. The Tommasoli Agreement further provides for standard benefits, such as reimbursement of business expenses, professional vehicle expenses and participation in the Company’s employee benefit plans and programs. The Tommasoli Agreement also contains certain standard confidentiality requirements.

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Change of Control Agreements

Pursuant to our forms of our restricted stock award agreement, stock option agreement, or restricted stock unit award agreement pursuant to our 2021 Equity Incentive Plan, in the event of a change of control, any unvested awards shall become immediately vested.

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described above and under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

Outstanding Equity Awards at December 31, 2022

The following table shows information concerning unexercised options and unvested shares of restricted stock outstanding as of December 31, 2022 for each of our named executive officers.

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Marvin Slosman	2,702	1,351	(1)	16.50	1/2/2030
						4,053	(2)	3,486
	17,412	8,706	(3)	5.85	8/31/2030
						26,117	(4)	22,461
	13,333	26,667	(5)	6.90	4/19/2031
	16,285	32,570	(6)	4.12	10/13/2031
						97,711	(7)	84,032

Craig Shore	1	-		124,687.50	07/25/2026
	10,057	5,029	(3)	5.85	8/31/2030
						15,085	(8)	12,973
	2,222	4,445	(5)	6.90	4/19/2031
	8,109	16,217	(9)	4.09	11/10/2031
						48,652	(10)	41,841

Andrea Tommasoli	4,023	2,012	(11)	5.25	11/2/2030
						6,034	(12)	5,190
	6,585	13,171	(6)	4.12	10/13/2031
						39,513	(13)	33,981

(1)	These options vest annually, with one vesting remaining on January 2, 2023.

(2)	These restricted stock units (RSUs) vest annually, with one vesting remaining on January 2, 2023.In case of the holders termination of services for any reason other than by the Company for cause, the Company shall convert the vested RSUs into the number of whole shares of Common Stock equal to the number of vested RSUs and shall deliver them to the holder.

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(3)	These options vest annually, with one vesting remaining on August 31, 2023.

(4)	These RSUs vest annually, with one vesting remaining on August 31, 2023.

(5)	These options vest annually, with one-half vesting on each of April 19, 2023, and April 19, 2024.

(6)	These options vest annually, with one-half vesting on each of October 13, 2023, and October 13, 2024.

(7)	These RSUs vest annually, with one-half vesting on each of October 13, 2023, and October 13, 2024.

(8)	These shares of restricted stock vest annually, with one vesting remaining on August 31, 2023.

(9)	These options vest annually, with one-half vesting on each of November 10, 2023, and November 10, 2024.

(10)	These shares of restricted stock vest annually, with one-half vesting on each of November 10, 2023, and November 10, 2024.

(11)	These options vest annually, with one vesting remaining on November 2, 2023.

(12)	These shares of restricted stock vest annually, with one vesting remaining November 2, 2023.

(13)	These shares of restricted stock vest annually, with one-half vesting on each of October 3, 2023, and October 3, 2024.

Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the twelve months ended December 31, 2022.

2011 UMBRELLA Option Plan

On March 28, 2011, our board of directors and stockholders adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan, which was subsequently amended on October 31, 2011 and December 21, 2012. Under the InspireMD, Inc. 2011 UMBRELLA Option Plan, we have reserved 13 shares of our common stock as awards to the employees, consultants, and service providers to InspireMD, Inc. and its subsidiaries and affiliates worldwide. The InspireMD, Inc. 2011 UMBRELLA Option Plan is administered by our compensation committee. The InspireMD, Inc. 2011 UMBRELLA Option Plan has expired on March 27, 2021. We have no shares of common stock available for future issuance under our 2011 UMBRELLA Option Plan.

2013 Long-Term Incentive Plan

On December 16, 2013, our stockholders approved the InspireMD, Inc. 2013 Long-Term Incentive Plan, which was adopted by our board of directors on October 25, 2013.

The purpose of the InspireMD, Inc. 2013 Long-Term Incentive Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2013 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The InspireMD, Inc. 2013 Long-Term Incentive Plan is administered by our compensation committee.

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The InspireMD, Inc. 2013 Long-Term Incentive Plan is intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the InspireMD, Inc. 2013 Long-Term Incentive Plan in order to accommodate local regulations that do not correspond to the scope of the InspireMD, Inc. 2013 Long-Term Incentive Plan. Attached as Appendix A to the InspireMD, Inc. 2013 Long-Term Incentive Plan is the InspireMD, Inc. 2013 Employee Stock Incentive Plan, for the purpose of making grants of stock options, restricted stock, and other stock incentive awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers and any other service providers or control holders of us who are subject to Israeli Income Tax.

When the InspireMD, Inc. 2013 Long-Term Incentive Plan was adopted, a total of 11 shares of common stock were reserved for awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan.

On September 9, 2015, our stockholders approved an amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 11 shares of common stock, to a total of 22 shares of common stock.

On May 24, 2016, our stockholders approved the second amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 229 shares of common stock, to a total of 251 shares of common stock.

On September 28, 2016, our stockholders approved the third amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 144 shares of common stock, to a total of 395 shares of common stock.

On October 24, 2018, our stockholders approved the fourth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to (i) increase the number of shares of common stock available for issuance pursuant to awards under such InspireMD, Inc. 2013 Long-Term Incentive Plan by 178,000 shares, to a total of 178,395 shares of common stock, and (ii) remove the cap on the number of shares of common stock with respect to which stock options or stock appreciation rights may be granted to certain executive officers of the Company during any calendar year.

On March 21, 2019, our stockholders approved the fifth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the total number of shares of common stock issuable under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 500,000 shares to a total of 678,395 shares of common stock

On August 31, 2020, our stockholders approved the sixth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the total number of shares of common stock issuable under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 6,500,000 shares to a total of 7,178,395 shares of common stock.

As of December 31, 2022, we had 73,175 shares of common stock available for future issuance under our 2013 Long-Term Incentive Plan.

As of July 18, 2023, we had 75,089 shares of common stock available for future issuance under our 2013 Long-Term Incentive Plan.

2021 Equity Incentive Plan

On September 30, 2021, at our 2021 annual meeting of stockholders, our stockholders approved our 2021 Equity Incentive Plan.

The purpose of the InspireMD, Inc. 2021 Equity Incentive Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2021 Equity Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The InspireMD, Inc. 2021 Equity Incentive Plan is administered by our compensation committee.

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As of December 31, 2022, we had 739,826 shares of common stock available for future issuance under our 2021 Equity Incentive Plan.

As of July 18, 2023, we had 7,871,975 shares of common stock available for future issuance under our 2021 Equity Incentive Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	451,293		4.43	813,001
Equity compensation plans not approved by security holders	10,088	(1)	9.77	-
Total	461,381		4.55	813,001

(1)	Comprised of awards made to individuals outside the InspireMD, Inc. 2011 UMBRELLA Option Plan, 2013 Long Term Incentive Plan and 2021 Equity Incentive Plan, as described below:

●	On January, 2020, we issued to Mr. Marvin Slosman, our Chief Executive Officer, President and Director, 12,159 shares of restricted stock and 4,053 shares of common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

●	On November 3, 2020, we issued to Mr. Andrea Tommasoli, our Senior Vice President of Global Sales and Marketing, options to purchase 6,035 shares of our common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our Principal Executive Officer (the “PEO”) and our other named executive officers (collectively, the “Non-PEO NEOs”). The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner prescribed by the SEC rules and do not necessarily align with how we or the compensation committee views the link between our performance and pay of our named executive officers. The footnotes below set forth the adjustments from the total compensation for each of our NEOs reported in the Summary Compensation Table above. As permitted under the rules applicable to smaller reporting companies, we are including two years of data and are not including a peer group total shareholder return or company-selected measure, as contemplated under Item 402(v) of Regulation S-K.

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The following table sets forth additional compensation information of our PEO and Non-PEO NEOs, along with total shareholder return, and net loss results for the years ended December 31, 2022 and 2021:

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss (in 000s)(6)
2022	$696,809	$115,272	$492,252	$257,664	$17	$(18,491)
2021	1,636,144	1,087,129	862,675	687,393	59	(14,918)

(1) Marvin Slosman served as our Chief Executive Officer for the entirety of 2022 and 2021. The Non-PEO NEOs for 2022 and 2021 were Craig Shore and Andrea Tommasoli.

(2) The dollar amounts reported herein represent the amount of total compensation reported for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(3) The dollar amounts reported below represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs (as an average) as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the PEOs and Non-PEO NEOs during the applicable fiscal year. For purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions and no dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date were not otherwise included in the total compensation for the covered fiscal year. In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant. The following table details the applicable adjustments that were made to the determine “compensation actually paid” (all amounts are averages for Non-PEO NEOs).

	PEO		Non-PEO NEO Average
	2022	2021	2022	2021
Summary Compensation Table Total	$696,809	$1636,144	$492,252	$862,675
- Grant date fair value of awards granted during the covered fiscal year	—	(1,032,659)	—	(374,116)
+ Fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested at the end of the covered year	—	669,208	—	266,018
+/- Change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(420,775)	(166,175)	(159,890)	(59,138)
+/- Change in fair value as of the vesting date (from the end of the prior fiscal year) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(160,762)	(19,388)	(74,697)	(8,045)
Compensation Actually Paid	$115,272	$1,087,129	$257,664	$687,393

(4) The dollar amounts reported herein represent the average of the amounts of total compensation reported for our Non-PEO NEOs as a group for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

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(5) Cumulative total stockholder return (“TSR”) assumes $100 was invested on December 31, 2020 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period (December 31, 2020) by our stock price at the beginning of the measurement period. At December 31, 2022, 2021 and 2020, the per share closing prices for our common stock were $0.86, $3.02 and $5.10, respectively. No dividends were paid on stock or option awards for all periods presented.

(6) Net loss is reflected as reported in our audited consolidated financial statements for the applicable fiscal year.

Pay Versus Performance Comparative Disclosure

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the PVP table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Compensation Actually Paid and Company TSR

During fiscal 2021 and 2022, compensation actually paid to our PEO decreased from $1,087,129 in fiscal 2021 to $115,272 in fiscal 2022. Average compensation actually paid to our Non-PEO NEOs decreased from $687,393 in fiscal 2021 to $257,664 in fiscal 2022. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2020 decreased by $41 to $59 during fiscal 2021, and further decreased by $42 to $17 during fiscal 2022, for a total decrease over fiscal 2021 and 2022 of $83.

Compensation Actually Paid and Net Loss

During fiscal 2021 and 2022, compensation actually paid to our PEO decreased from $1,087,129 in fiscal 2021 to $115,272 in fiscal 2022. Average compensation actually paid to our Non-PEO NEOs decreased from $687,393 in fiscal 2021 to $257,664 in fiscal 2022. Over the same period, our net loss increased by $4,378,000 during fiscal 2021 (from a net loss in fiscal 2020 of $10,540,000 to a net loss in fiscal 2021 of $14,918,000), and increased by $3,573,000 during fiscal 2022 (from a net loss in fiscal 2021 of $14,918,000 to a net loss in fiscal 2022 of $18,491,000).

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DIRECTOR COMPENSATION

The following table shows information concerning our directors during the twelve months ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Paul Stuka	62,000	-	-	-	62,000
Michael Berman	41,000	-	-	-	41,000
Campbell Rogers, M.D.(1)	21,333	-	-	-	21,333
Thomas Kester	46,000	-	-	-	46,000
Gary Roubin, M.D.	35,000	-	-	-	35,000
Kathryn Arnold	36,000		-		36,000

(1)	Dr. Rogers’ term as a director ended on August 31, 2022

For the 2022 calendar year, our board approved the following compensation for our independent directors: (i) a $48,000 stipend, payable quarterly to the chairman of the board; (ii) a $30,000 stipend, payable quarterly to the other directors; (iii) annual committee chair compensation of $12,000 for the chairman of the audit committee, $8,000 for the chairman of the compensation committee and $5,000 for the chairmen of the nominating and corporate governance committee and the research and development committee; and (iv) annual committee membership compensation of $4,000 for members of the audit committee and the compensation committee and $2,000 for members of the nominating and corporate governance committee and the research and development committee.

Beginning on January 1, 2023, directors may elect to receive all or a portion of their cash retainer amount in shares of our common stock under the 2021 Equity Incentive Plan. If a director makes that election, a stock award under the 2021 Plan will be paid quarterly on the first day of each quarter (“Grant Dates”) and will become fully vested on the Grant Dates. The stock award will be determined by dividing (x) the product of the cash retainer amount and percentage of the cash retainer amount elected to be taken in shares by (y) the “Fair Market Value” (as defined in the 2021 Equity Incentive Plan of a share on the Grant Dates. If a director’s service on the board terminates for any reasons prior to a Grant Date, he/she will receive a pro rata portion of shares or cash based on the number of days served on the board during the relevant quarter.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

PROPOSAL 2: To approve the POTENTIAL issuance of shares in the Private Placement Offering, which would result in a “change of control” of the Company under the applicable rules of the NASDAQ

Background

As previously disclosed, on May 12, 2023, we entered into a securities purchase agreement (the “Purchase Agreement”) pursuant to which we agreed to sell and issue in a private placement (the “Private Placement Offering) an aggregate of 10,266,270 shares (the “Private Placement Shares”) of the our common stock, par value $0.0001 per share, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 15,561,894 shares of common stock and warrants to purchase up to an aggregate of 51,656,328 shares of common stock, consisting of Series H warrants to purchase up to 12,914,086 shares of common stock (the “Series H Warrants”), Series I warrants to purchase up to 12,914,078 shares of common stock (the “Series I Warrants”), Series J warrants to purchase up to 12,914,086 shares of common stock (the “Series J Warrants”) and Series K warrants to purchase up to 12,914,078 shares of common stock (the “Series K Warrants” and together with the Series H Warrants, Series I Warrants and Series J Warrants, the “Warrants”), at an offering price of $1.6327 per Private Placement Share and associated Warrants and an offering price of $1.6326 per Pre-Funded Warrant and associated Warrants.

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 per share and will not expire until exercised in full. The Warrants are immediately exercisable upon issuance at an exercise price of $1.3827 per share, subject to adjustment as set forth therein. The Warrants have a term of the earlier of (i) five years from the date of issuance and (ii) (A) in the case of the Series H Warrants, 20 trading days following the Company’s public release of primary and secondary end points related to one year follow up study results from the Company’s C-Guardians pivotal trial, (B) in the case of the Series I Warrants, 20 trading days following the Company’s announcement of receipt of Premarket Approval (PMA) from the Food and Drug Administration, or FDA, for the CGuard Prime Carotid Stent System (135 cm), (C) in the case of the Series J Warrants, 20 trading days following the Company’s announcement of receipt of FDA approval for the SwitchGuard transcarotid system and CGuard Prime 80 cm and (D) in the case on the Series K Warrants, 20 trading days following the end of the fourth fiscal quarter after the fiscal quarter in which the first commercial sales of the CGuard Carotid Stent System in the United States begin.

The Warrants may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Warrants. Under the terms of the Pre-Funded Warrants and Warrants, certain of the selling stockholders may not exercise the Pre-Funded Warrants or Warrants to the extent such exercise would cause such selling stockholder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% or 9.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination common stock issuable upon exercise of the Pre-Funded Warrants or Warrants which have not been exercised. The Warrants may be exercised into pre-funded warrants if the selling stockholder is unable to exercise the Warrant due to the foregoing beneficial ownership limitation or at the selling shareholder’s election. The Warrant Shares being registered hereunder include any shares of common stock issuable upon exercise of pre-funded warrants that the selling stockholder may elect to receive in lieu of shares of common stock under the terms of the Warrants.

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In connection with the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we were required to file a resale registration statement (the “Registration Statement”) with the SEC to register for resale the Private Placement Shares and the shares of common stock issuable upon exercise of the Pre-Funded Warrants and Warrants. We filed the Registration Statement on May 23, 2023 and the Registration Statement was declared effective by the SEC on June 1, 2023. We will be obligated to pay certain liquidated damages if we fail to maintain the effectiveness of the Registration Statement.

During the period commencing on the closing of the Private Placement Offering and ending on the earlier of (i) the fifth anniversary of the closing of the Private Placement Offering and (ii) the date that any of OrbiMed Advisors LLC (“OrbiMed”) and Soleus Capital Management, L.P. (“Soleus”) holds less than 50% of the Private Placement Shares and Pre-Funded Warrants, then OrbiMed and Soleus shall each have the right, subject to certain exceptions, to appoint an independent, non-voting board observer (a “Board Observer”) and such Board Observer shall have the right to, among others things, to be present and participate at meetings of the board of directors, or any committee thereof, of the Company.

Aggregate gross proceeds to the Company in respect of the Private Placement Offering were approximately $42.2 million, before deducting fees payable to the placement agent and other offering expenses payable by the Company. If the Warrants are exercised in cash in full this would result in an additional $71.4 million of gross proceeds. The Private Placement Offering is closed on May 15, 2023.

The Purchase Agreement contains a provision whereby, prior to obtaining the approval of the Company’s stockholders (the “Stockholder Approval”), the Company shall not be required to sell or issue shares of common stock, Warrants and shares of common stock issuable upon exercise of the Warrants if such sale or issuance would cause a purchaser (together with such purchaser’s affiliates and any person acting as a group together with such purchaser or any of such purchaser’s affiliates) (a “Purchaser”) to beneficially own (1) in excess of 19.99% of the number of shares of common stock outstanding and (2) the largest ownership position of the Company immediately after giving effect to such sale or issuance ((1) and (2) collectively, the “Excess Shares”).

Pursuant to the Purchase Agreement, we agreed at our next annual meeting of stockholders (and at each annual meeting of the Company’s stockholders thereafter until the Stockholder Approval is obtained) to include a proposal to obtain the Stockholder Approval in connection with the issuance of shares of common stock, Warrants and shares of common stock issuable upon exercise of the Warrants to of the Excess Shares.

Stockholder Approval

Stockholder approval of the issuance of Excess Shares to a Purchaser is required pursuant to Nasdaq Rule 5635(b).

Nasdaq Rule 5635(b)

Our common stock currently listed for trading on the Nasdaq Capital Market. Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. For purposes of this rule, Nasdaq generally finds a change of control where (i) an issuance causes a stockholder or stockholder group to own or have the right to acquire 20% or more of the outstanding ordinary shares or voting power and (ii) this ownership or voting power would be the largest ownership position. On a post-transaction basis, based on 21,195,103 of shares of our common stock outstanding as of July 18, 2023 (1) excluding shares of common stock issuable upon conversion or exercise of derivative securities owned by other stockholders or shares of common stock issued under our equity incentive plans, and assuming no changes otherwise to our capitalization and (2) assuming the following Purchasers, individually and not in the aggregate, exercise its Warrants for the issuance of Excess Shares in full and no other Purchaser exercise its Warrants), MW XO Health Innovations Fund, LP, entities affiliated with OrbiMed, Soleus, entities affiliated with Nantahala Capital Management, LLC and entities affiliated with Rosalind Advisors, Inc. (collectively, the “Excess Share Purchasers”) would beneficially own 53%, 42%, 25%, 19% and 30% of our common stock, respectively. As a result of the issuance of the Excess Shares, MW XO Health Innovations Fund, LP would also have the Company’s largest ownership position in terms of ownership and voting power.

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Potential Adverse Effects

If our stockholders approve this proposal, up to approximately 60,271,445 million shares, or approximately 74% (based upon the total number of shares of common stock outstanding as of July 18, 2023) would be issuable in conjunction with the issuance of the Excess Shares following exercise of the Pre-Funded Warrants and Warrants, so our stockholders will experience substantial dilution of their interests as a result of such conversions and exercises.

Consequences of Failure to Obtain Stockholder Approval

If our stockholders do not approve this proposal, then the aggregate number of shares of common stock issuable upon the exercise of the Pre-Funded Warrants and Warrants will be limited to no more than 19.9% of our common stock for each Excess Share Purchaser, or 5,250,000 shares of our common stock (without giving effect to the 4.99% or 9.99% blocker). Accordingly, each Excess Share Purchaser would not be able to exercise its Pre-Funded Warrants and Warrants to receive Excess Shares (unless such Excess Share Purchaser otherwise sells shares of our common stock owned by such Excess Share Purchaser whereby such issuance would not result in such Excess Share Purchaser beneficially owning (1) in excess of 19.99% of the number of shares of common stock outstanding and (2) the largest ownership position of the Company immediately after giving effect to such sale or issuance) and we may not receive up to the additional $71.4 million of gross proceeds if the Warrants are not exercised in full or not exercised into pre-funded warrants. Such funds would not be available to pursue the activities described below, potentially limiting our growth potential.

In such case, we may need to seek additional capital to pursue the activities described below, which may include equity issuances, assets sales, alternative debt for equity conversions or other restructuring transactions, which may not be on commercially reasonable terms and may negatively impact stockholders at that time. If we elect to seek additional capital with the issuance of new shares, it is also likely that we may again need to seek stockholder approval at a future special or annual meeting of stockholders for the issuance of those shares, may need to seek alternative means to finance the payment, or may take such other actions as the board deems advisable and in the best interests of the Company and our stockholders at that time.

Use of Proceeds

We may receive proceeds from the exercise of the Warrants as well as the nominal exercise price upon the exercise of the Pre-Funded Warrants to the extent the Warrants and Pre-Funded Warrants are exercised. We can make no assurances that any of the Warrants or Pre-Funded Warrants will be exercised, or if exercised, the quantity that will be exercised or the period in which such Warrants or Pre-Funded Warrants will be exercised. We intend to use the net proceeds from any exercise of the Warrants and Pre-Funded Warrants for product and clinical development, obtaining regulatory approvals, expansion of manufacturing capabilities, commercial readiness activities to support potential new product launches including CGuard Prime and SwitchGuard in the US and EU as well as for working capital and general corporate purposes.

Vote Required

The affirmative vote of the majority of votes cast at the Annual Meeting is required to adopt the proposal to approve the potential issuance of shares in the Private Placement Offering, which would result in a “change of control” of the Company under the applicable rules of the Nasdaq. However, the 10,266,270 shares of common stock that were issued in the Private Placement Offering are not entitled to vote on this proposal.

Board Recommendation

The board of directors recommends a vote FOR the approval of the potential issuance of shares in the Private Placement Offering, which would result in a “change of control” of the Company under the applicable rules of the Nasdaq, pursuant to the Private Placement Proposal at the Meeting.

36

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law

Background

Effective August 1, 2022, the State of Delaware adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “Section 102(b)(7) Amendment”) to allow Delaware corporations to exculpate their officers from personal liability from monetary damages for breach of fiduciary duty as an officer. Prior to the Section Amendment, Delaware law has permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders.

Our Board desires to amend our Amended and Restated Certificate of Incorporation, which we refer to as the Exculpation Proposal, to maintain provisions consistent with the Section 102(b)(7) Amendment and believes the Certificate of Incorporation Amendment, adding the authorized liability protection for certain officers, is consistent with the protection currently afforded in our Certificate of Incorporation our directors, is necessary in order to continue to attract and retain experienced and qualified officers. The proposed amendment to our Amended and Restated Certificate of Inforporation would allow for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under our Amended and Restated Certificate of Incorporation, the proposed amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.

Text of Proposed Amendment to Our Amended and Restated Certificate of Incorporation

We accordingly propose to amend Article EIGHTH of our Amended and Restated Certification of Incorporation so that it would state in its entirety as follows:

“EIGHTH: Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the DGCL is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer, respectively, of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”

The proposed Certificate of Amendment reflecting the foregoing amendment is attached as Appendix A to this proxy statement.

If the proposed amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. The remainder of our Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the amendment to our Amended and Restated Certificate of Incorporation. If this Proposal 3 is not approved by our stockholders, our Amended and Restated Certificate of Incorporation will remain unchanged. In accordance with the DGCL, the board may elect to abandon the proposed amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed amendment.

Interest of Directors and Executive Officers.

All of our executive officers have a personal interest in the approval of the Exculpation Proposal.

Vote Required

The affirmative vote of the holders of a majority of shares of our common stock outstanding as of the Record Date for the Annual Meeting is required to adopt the Exculpation Proposal.

Board Recommendation

The board of directors recommends a vote FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law, pursuant to the Exculpation Proposal at the Meeting.

37

PROPOSAL 4: RATIFICATION OF RE-APPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has re-appointed Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the year ending December 31, 2023, subject to stockholder ratification pursuant to the Auditor Reappointment Proposal (Proposal 4) at the annual meeting.

Kesselman served as our independent registered public accounting firm since 2010. Representatives of Kesselman will not be present at the annual meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the years ended December 31, 2022 and 2022 are described below.

Fee category	2022	2021
Audit Fees	$188,000	$176,000
Audit – related fees	25,900	$49,900
Tax fees	40,282	$38,675
All other fees	-	$-
Total fees	$254,182	$264,575

Audit Fees

Kesselman billed us audit fees in the aggregate amount of $188,000 and $176,000 for the years ended December 31, 2022 and 2021, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman billed us audit-related fees in the aggregate amount of $25,900 and $49,900 for the year ended December 31, 2022 and 2021, respectively. The fees for the year ended December 31, 2022 mostly related to registration statement on Form S-3 filed with the SEC in June 2022.

The fees for the year ended December 31, 2021 mostly related to registration statement on Form S-1 filed with the SEC in February 2021 and to registration statement on Form S-3 filed with the SEC in April 2021.

Tax Fees

Kesselman billed us tax fees in the aggregate amount of $40,282 and $38,675 for the year ended December 31, 2022 and 2021, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman did not bill us for any other fees for the year ended December 31, 2022 and 2021.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting. The Audit Committee pre-approved all of the fees set forth above.

38

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the re-appointment of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2023. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the majority of votes cast at the Annual Meeting is required to adopt the proposal to ratify the re-appointment of Kesselman as our independent registered public accounting firm for the year ending December 31, 2023.

Board Recommendation

The board of directors recommends a vote FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, pursuant to the Auditor Reappointment Proposal at the Meeting.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. The proposal must be received no later than [___], 2024, after which date such stockholder proposal will be considered untimely. In the event that the date of the 2024 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2023 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2024 meeting.

Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between [___], 2024 and [___], 2024.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

A copy of InspireMD, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

39

Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INSPIREMD, INC.

InspireMD, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and calling a meeting of the stockholder of the Corporation for consideration thereof.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE EIGHTH thereof in its entirety and inserting the following in lieu thereof:

“EIGHTH: Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the DGCL is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer, respectively, of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”

3. Pursuant to the resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, InspireMD, Inc. has caused this Certificate to be executed by its duly authorized officer on this _____ day of _____ 20__.

INSPIREMD, INC.

By:	/s/
Name:	Marvin Slosman
Title:	Chief Executive Officer

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 MENORAT HAMAOR ST.
TEL AVIV, ISRAEL 6744832

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/12/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

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**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

02 0000000000

The Board of Directors recommends you vote FOR the following:

| Nominees | For | Withhold |
|---|---|---|
| 1a. Marvin Slosman | ☐ | ☐ |
| 1b. Thomas J. Kester | ☐ | ☐ |
| 1c. Kathryn Arnold | ☐ | ☐ |

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000617757_1 R1.0.0.6

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

**INSPIREMD, INC.**
**NOTICE OF ANNUAL MEETING OF STOCKHOLDERS**
**To be held September 13, 2023**
**This proxy is solicited by the Board of Directors**

The undersigned hereby constitutes and appoints Craig Shore and Marvin Slosman, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on July 18, 2023 at the Annual Meeting of Stockholders to be held at the offices of InspireMD, Inc., 4 Menorat Hamaor St., Tel-Aviv, Israel, on September 13, 2023, at 10 a.m. Eastern Time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

0000617757_2 R1.0.0.6

**Continued and to be signed on reverse side**

# Your **Vote** Counts!

**INSPIREMD, INC.**

2023 Annual Meeting

Vote by September 12, 2023
11:59 PM ET

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 MENORAT HAMAOR ST.
TEL AVIV, ISRAEL 6744832

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

## You invested in INSPIREMD, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 13, 2023.**

## Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Control # XXXX XXXX XXXX XXXX

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### Vote in Person at the Meeting*

September 13, 2023
10:00 AM EST

InspireMD, Inc.
4 Menorat Hamaor St.
Tel-Aviv, Israel

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Control # XXXX XXXX XXXX XXXX

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

| | |
|---|---|
| THE COMPANY NAME INC. - COMMON ASDFGHJKL | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS A | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS B | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS C | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS D | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS E | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS F | 123456789.1234 |
| THE COMPANY NAME INC. - 401 K | 123456789.1234 |

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